                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 22, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                           Wabash National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-10883                     52-1375208
---------------------             -----------               -------------------
  (State or other                 (Commission                 (IRS Employer
   jurisdiction                    File No.)                Identification No.)
 of incorporation)

1000 Sagamore Parkway South, Lafayette, Indiana                    47905
-----------------------------------------------                  ----------
(Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code:
                                 (765) 771-5310
                                 --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4

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Item 12. Results of Operations and Financial Condition.

     On October 22, 2003, Wabash National Corporation issued a press release relating to its third quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WABASH NATIONAL CORPORATION

Date: October 22, 2003                    By: /s/ MARK R. HOLDEN
                                              --------------------------------
                                              Mark R. Holden
                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
-----------      ------------------------------------
99.1             Press Release dated October 22, 2003